Principal Variable Contracts Funds, Inc.

Supplement dated March 18, 2016
to the Statement of Additional Information dated May 1, 2015 as amended and restated July 28, 2015
(as supplemented August 20, 2015, September 18, 2015, October 9, 2015, November 2, 2015, and December 18, 2015)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Not all Accounts are offered in all variable annuity and variable life contracts.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Non-Fundamental Restrictions starting on page 5, delete and replace #1 and #2 with the following:

1)
Invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

On page 6, delete and replace #1 with the following:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Add the following to the alphabetical list:

Drew E. Lawton. Mr. Lawton has served as a Director of PVC, PFI, and as a Trustee of the Trust since 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 - 2015, most recently as a senior managing director and CEO of New York Life Investment Management. Prior to New York Life, he was the president of Fridson Investment Advisors, LLC. Through his employment experience, he is experienced with financial, investment and regulatory matters.

Management Information

Add the following row to the list of Independent Directors:

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Drew E. Lawton 655 9th Street Des Moines, IA 50392 1959	Director Member Nominating and Governance Committee	Since 2016	Formerly, Senior Managing Director and CEO, of New York Life Insurance Company	121	None

Independent Directors (not Considered to be “Interested Persons”)

Add the following column to the list:

Fund	Lawton*
SAM Strategic Growth	A
Total Fund Complex	A
* Mr. Lawton was not a director as of December 31, 2014.

Compensation

Add the following row to the table under Compensation:

Director	The Fund*	Fund Complex
Drew E. Lawton****	$0	$0
* The Multi-Asset Income Account is new since the most recent fiscal year ended December 31, 2014.
**** Director’s appointment effective March 16, 2016